Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Daniel McKinney, the President, Chief Executive Officer and Chief Financial Officer of Asia Properties, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. To his knowledge, the Annual Report on Form 10-K of Asia Properties, Inc., for the year ended December 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Annual Report on Form 10-K fairly presents in all material respects the financial condition and results of operations of Asia Properties, Inc.

Date: November 30, 2009

Daniel McKinney

President, Chief Executive Officer

Chief Financial Officer (Principal Accounting Officer)